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                                                                    Exhibit 10.9

                        MANAGEMENT STOCKHOLDERS AGREEMENT


                            DATED as of July 16, 1999


                                   A M O N G:


                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                   a Delaware corporation (the "Corporation"),


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                           ONEX AMERICAN HOLDINGS LLC,
                 a Delaware limited liability company ("Onex"),


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                 The individuals named on Schedule I to this Agreement and each additional management employee of the Operating Company (as hereinafter defined) who, at any time, acquires securities of the Corporation and executes a counterpart of this Agree ment or otherwise agrees to be bound by this Agreement (individually, a "Managementholder" and collectively, the "Managementholders").



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WHEREAS:

         A. As of June 1, 1999 the issued and outstanding capital of the Corporation consists of:

         (i) 6,998.4380 shares of Class A Common Stock, par value $.01 per share (the "Class A Common");

         (ii) 17,088.8931 shares of Class B Common Stock, par value $.01 per share (the "Class B Common");

         (iii) 4,274.9733 shares of Class C Common Stock, par value $.01 per share (the "Class C Common");

         (iv) 5,509.9658 shares of Class D-1 Common Stock, par value $.01 per share (the "Class D-1 Common");

         (v) 5,699.9646 shares of Class D-2 Common Stock, par value $.01 per share (the "Class D-2 Common); and

         (vi) 2,802.4826 shares of Class E Common Stock, par value $.01 per share (the "Class E Common).

         B. Each of the Managementholders is an employee of the Corporation and/or a subsidiary of the Corporation and has acquired or is acquiring certain shares of Class A Common.

         C. In order to provide for the stability of the Corporation and to restrict the manner and means by which the Class A Common held by the Managementholders may be transferred, voted and otherwise dealt with, the parties wish to enter into this Agreement.

         E. Certain terms used in this Agreement are defined in Article Six of this Agreement.

         THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:


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                                   ARTICLE ONE

                    MANAGEMENTHOLDER'S COMMON STOCK GENERALLY

         1.1 MANAGEMENTHOLDER'S GENERAL REPRESENTATIONS AND WARRANTIES. Each Managementholder represents and warrants that:

         (a) he has acquired and is holding, or will acquire and hold, all Managementholder's Stock held by him as sole principal and for investment only, and not in trust in any manner for or on behalf of any other person or persons; and

         (b) he is not a party to or bound by any agreement regarding or affecting his Managementholder's Stock or his rights as a holder of Managementholder's Stock other than this Agreement, a pledge, if any, of Managementholder's Stock in accordance with Section 1.5 or an agreement, if any, to effect a transfer of Managementholder's Stock in accordance with this Agreement.

         1.2 TRANSFERS IN ACCORDANCE WITH THIS AGREEMENT. Each Managementholder agrees that Managementholder's Stock held by him will not be transferred in violation of this Agreement, the Securities Act of 1933, as amended (the "1933 Act"), or any other applicable law.

         1.3 REGISTRATION OF TRANSFERS. The Corporation may refuse to register any transfer by the registered holder of Managementholder's Stock in its transfer books if such transfer is not in accordance with this Agreement, the 1933 Act, or any other applicable law.

         1.4 RESTRICTIONS ON TRANSFER. Except as expressly provided in this Agreement, the Managementholder's Stock may not be transferred without the consent of the Corporation. The Managementholder's Stock may be transferred only in a sale for cash or cash plus assumption of indebtedness in accordance with
Section 2.1 or in accordance with the other provisions of this Agreement. Any purported transfer in any manner contrary to the terms of this Agreement shall be void.

         1.5 PLEDGE OF COMMON STOCK AS SECURITY. The Managementholder's Stock may be pledged to the Corporation or to a bank or other bona fide financial institution (in this paragraph, a "secured party") acting at arm's length with any Managementholder and approved by the Corporation, as security for indebtedness incurred solely to finance up to one-half of the purchase price paid by such Managementholder for his Managementholder's Stock, on condition that such secured party executes and delivers to the Corporation a written agreement satisfactory to the Corporation that such pledge is subject to the terms of this Agreement if so requested by the Corporation.


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         1.6 SALES TO BE FREE OF ENCUMBRANCES.

         (a) In connection with any sale of Managementholder's Stock pursuant to this Agreement, the Managementholder shall discharge any indebtedness referred to in Section 1.5 and deliver the Managementholder's Stock being sold free and clear of any claim, mortgage, charge, pledge, lien, security interest or other encumbrance of any kind.

         (b) If the Managementholder fails to comply with subsection (a), the purchaser may withhold from the purchase price for the Managementholder's Stock an amount equal to the indebtedness secured by any such claim, mortgage, charge, pledge, lien, security interest or other encumbrance or, if the amount of such indebtedness is not known by the purchaser, an amount equal to the purchaser's good faith estimate thereof, and shall pay such withheld amount to the person to whom such indebtedness is owed. Any such payment of such withheld amount shall discharge the purchaser's obligation to make payment for the purchased shares to the extent of such withheld amount.

         1.7 CLOSINGS OF SALES OF MANAGEMENTHOLDER'S STOCK.

         (a) At the closing of any sale of Managementholder's Stock pursuant to this Agreement, the Managementholder selling Managementholder's Stock shall deliver to the purchaser the share certificates and other instruments representing such Managementholder's Stock, together with stock powers and other instruments transferring such Common Stock, duly endorsed for transfer and free and clear of any claim, mortgage, charge, pledge, lien, security interest or encumbrance of any kind, and the purchaser shall deliver to the Managementholder the consideration payable upon closing. If subsection 2.3(b) of this Agreement is applicable to the sale and the purchaser is other than the Corporation or Onex, the purchaser shall also deliver to the Managementholder an under taking to pay the increased purchase price for the Managementholder's Stock in accordance with subsection 2.3(b) in the events therein described, as if such purchaser were a party to this Agreement.

         (b) If the Managementholder is not present at the closing, or is present but for any reason fails to produce and deliver to the purchaser, in accordance with subsection (a), the certificates or other instruments representing any of the Managementholder's Stock being transferred or any other document required under subsection (a), then the purchaser may deposit the applicable consideration payable to such Managementholder, as and when payable under this Agreement, into a special account in trust for the Managementholder at a branch of the Corporation's bankers. Such deposit shall constitute valid and effective payment to the Managementholder of the purchase price for such Common Stock notwithstanding the fact that the Managementholder may have voluntarily attempted to encumber or dispose of any of the Common Stock contrary to the terms hereof, or that one or more certificates or other evidences of ownership of the Common Stock may have been delivered to any other person. From and after the date of such deposit (even though the share certificates in the name of the such Managementholder or other instruments representing such Common Stock have not been delivered to the purchaser), the purchase and transfer of the Common Stock shall be deemed to have been fully completed and all right, title, benefit and interest of the


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Managementholder in and to all such Common Stock, both at law and in equity, shall be conclusively deemed to have been transferred and assigned to and become vested in the purchaser.

         (c) Where the purchaser has made a deposit in accordance with subsection (b), the Managementholder shall be entitled to receive the consideration for his Managementholder's Stock deposited with the Corporation's bankers, without interest, upon delivery to the Corporation of (i) the certificates or other instruments representing the Managementholder's Stock duly endorsed for transfer in the manner required by subsection (a) and (ii) any other document required under subsection (a) to be delivered by him at the closing including, without limitation, the release or discharge of any encumbrance relating to the Managementholder's Stock being sold.

         (d) Each Managementholder irrevocably constitutes and appoints the Secretary from time to time of the Corporation (the "Secretary") as his attorney and agent authorized, in his name and on his behalf, to execute and deliver (i) all such assignments, transfers, deeds and instruments as may be necessary to effectively transfer the Common Stock being transferred to the purchaser on the books of the Corporation and (ii) any other document required under subsection
(a) to be delivered by him at closing. Such appointment and power of attorney, being coupled with an interest, shall not be revoked by the insolvency, bankruptcy, death or incapacity of the Managementholder and the Managementholder hereby agrees to ratify and confirm any act taken by the Secretary on his behalf hereunder and agrees that the receipt of the Secretary as attorney shall be a good discharge to the Managementholder.

         (e) The Secretary of the Corporation (or another officer designated by the Board of Directors to act in his stead) shall, at all times, hold the certificates representing all Management holder's Stock. The Secretary or such other officer shall hold such certificates in safekeeping to the order of the registered holder of the Common Stock represented by the certificates (but subject to the terms of this Agreement); provided that, upon being satisfied that a lender reasonably requires possession of any certificate for the purposes of an arrangement permitted by Section 1.5, the Secre tary may release the certificate to the lender upon receipt of an irrevocable direction from the registered holder to the lender to return the certificates to the Secretary if the registered holder would otherwise be entitled to the return of the certificates.

         (f) Nothing in this Section is intended to limit any other remedy available to a purchaser of Managementholder's Stock.

         1.8 APPLICATION OF THE AGREEMENT. For greater certainty, it is acknowledged and agreed that this Agreement shall apply in respect of all Common Stock now or hereafter acquired and held by a Managementholder including, but not limited to, Common Stock acquired pursuant to Section 3.5, but not including Common Stock purchased by a Managementholder through the facilities of a securities exchange on which the Common Stock is then listed or quoted in the NASDAQ System or the over-the-counter market after the Corporation has become a Public Company.


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                                   ARTICLE TWO

                        SALE OF MANAGEMENTHOLDER'S STOCK

         2.1 SALES TO ANOTHER MANAGEMENTHOLDER OR MANAGEMENT EMPLOYEE.

         (a) If a Managementholder desires to transfer Managementholder's Stock at any time pursuant to a bona fide written offer to purchase his Managementholder's Stock for cash or for cash and the assumption of indebtedness referred to in Section 1.5 (an "Offer") from another Managementholder or a management employee of the Operating Company who in either case is acceptable to the Board of Directors, in its sole discretion (an "Offeror"), he shall give the Corporation and Onex notice thereof (a "Notice") attaching a copy of such Offer.

         (b) If a Notice is given, the Corporation, or if the Corporation does not exercise its option, Onex, shall have the option, exercisable by notice to the Managementholder within 30 days after the date of receipt of the Notice by the Corporation and Onex, to purchase all or any part of the Managementholder's Stock proposed to be sold pursuant to the Offer for the same price per share and on the same terms as the Offer.

         (c) If the Corporation or Onex do not exercise the option referred to in subsection (b) within the 30-day option period provided in subsection (b), and the Board of Directors of the Corporation has consented to the proposed sale to the Offeror pursuant to the Offer, the Managementholder shall have the right, exercisable at any time within 60 days after the expiration of such 30-day option period, to sell any of the Managementholder's Stock as to which the option referred to in subsection (b) was not exercised to the Offeror in accordance with the terms of the Offer. Notwithstanding the foregoing, the consent of the Board of Directors shall not be required for such proposed sale if the Offeror is, at the time of the sale, a Managementholder bound by this Agreement. If the Managementholder's Stock as to which the option referred to in subsection (b) was not exercised remains unsold at the end of such 60-day period, such Managementholder's Stock may not thereafter be transferred unless the Managementholder again complies with this Section 2.1.

         (d) Any Offeror who acquires Common Stock pursuant to an Offer shall, by its purchase of such Common Stock and acceptance of the certificates therefor, be deemed to agree to, and shall be bound by, the provisions of this Agreement and shall at the time of closing of the purchase of any Common Stock execute such documents as may be, in the reasonable opinion of the Corporation, required in order to evidence such agreement.

         2.2 SALE WHEN THE CORPORATION IS A PUBLIC COMPANY.

         (a) Notwithstanding Section 2.1, at any time when the Corporation is a Public Company, except during any 180-day period following any final qualification or registration of securities of the Corporation for a public offering, a Managementholder shall, after complying in full with the provisions of this Section 2.2, be entitled during any 90-day period to sell up to 5% of the


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Managementholder's Stock then held by him through the facilities of any securities exchange on which the Common Stock is then listed or quoted in the NASDAQ System or the over-the-counter market, subject to compliance with applicable securities laws and with the by-laws and regulations of such exchange (such a sale is hereinafter referred to as a "Market Sale"). No Managementholder shall, however, sell in the aggregate pursuant to this Section 2.2 more than a maximum of one-third of the aggregate number of Managementholder's Stock acquired to such date by such Managementholder; provided that the Board of Directors may, on the recommendation of the Presi dent of the Corporation, permit the Managementholder to sell in excess of the foregoing maximum proportion of his Managementholder's Stock.

         (b) Not less than five and not more than ten business days before effecting any Market Sale, the Managementholder shall first give notice to the Corporation and Onex (a "Market Sale Notice") offering to sell to the Corporation or, if the Corporation elects not to purchase the Managementholder's Stock, to Onex, all of that number of shares of Managementholder's Stock which it proposes to sell, at a price per share of Common Stock equal to the average closing price per share on such securities exchange on which the Common Stock is then listed or which is quoted or the NASDAQ System or the over-the-counter market for the ten trading days thereon immediately preceding the date of the Market Sale Notice (the "Market Price").

         (c) If the Corporation or Onex, wish to accept an offer made pursuant to a Market Sale Notice they shall do so by notice of election to purchase (a "Market Exercise Notice"), given to the Managementholder within three business days after receipt by the Corporation and Onex of the Market Sale Notice, which designates the number of shares of Managementholder's Stock to be purchased, and the Managementholder shall thereupon be bound to sell such Managementholder's Stock to the Corporation or Onex , as the case may be, and the Corporation or Onex , as the case may be, shall be obligated to buy such shares of Managementholder's Stock at the Market Price. If the Corporation or Onex elect to purchase a part, only, of the number of the Managementholder's Stock which the Managementholder offered to sell, the Managementholder may sell the balance of the shares of Managementholder's Stock which were offered, through the facilities of any securities exchange on which the Common Stock is then listed or quoted on the NASDAQ System or the over-the-counter market, on any of the five consecutive business days commencing on the fifth business day after receipt by the Corporation and Onex of the Market Sale Notice.

         2.3 SALE UPON CESSATION OF EMPLOYMENT.

         (a) If a Managementholder ceases to be employed in a full-time capacity by the Operating Company for any reason (including but not limited to the Managementholder's voluntary termination, termination by the Operating Company with or without cause, or the Managementholders' death, permanent disability or retirement) prior to the time the Corporation becomes a Public Company, the Corporation (or, if the Corporation elects not to purchase the Managementholder's Stock, Onex) shall purchase, and the Managementholders shall sell, all of the Managementholder's Stock owned by such Managementholder. The Purchase Price payable per


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share in any sale of Common Stock pursuant to this Section 2.3 shall be equal to
Book Value Per Share.

         (b) If the Corporation effects a public offering of securities of the same class as the Managementholder's Stock purchased pursuant to this Section
2.3 within six months after the closing of such purchase, the purchase price per share shall be increased by an amount equal to the excess, if any, of the public offering price per share pursuant to such public offering (after deduction of any applicable underwriters' commissions or discounts and expenses of such offering on a per share basis) over the Book Value Per Share used in calculating the original purchase price.

         (c) The purchase price for Managementholder's Stock purchased pursuant to this Section 2.3 shall be paid 100% in cash at the closing of such purchase.

         (d) If so required by a selling Managementholder, the Corporation shall deliver a copy of the balance sheet on which the determination of Book Value Per Share was based and, in reasonable detail, a calculation of the purchase price payable to the selling Managementholder. The selling Managementholder, upon request, shall also receive a copy of a letter from the auditors of the Corporation to the effect that they have reviewed the calculation of the purchase price payable, and that nothing has come to their attention that caused them to believe that such calculation was not in accordance with this Agreement. If the Corporation delivers the balance sheet, calculation and letter, the determination of the purchase price payable set forth therein shall be conclusive and binding on all parties.

         (e) If a Managementholder acquires any Common Stock following the termination of his employment with the Operating Company through the exercise of any option pursuant to the terms of a plan for the benefit of management employees of the Operating Company, the Corporation (or, if the Corporation so elects, Onex) shall purchase, and the Managementholder shall sell, all such Common Stock at a purchase price of 100% of Book Value Per Share.

         2.4 SALE UPON CESSATION OF EMPLOYMENT WHEN THE CORPORATION IS A PUBLIC COMPANY.

         Notwithstanding Section 2.2, if a Managementholder ceases to be employed in a full-time capacity by the Operating Company for any reason (including but not limited to the Managementholder's voluntary termination, termination by the Operating Company, with or without cause, or the Managementholder's death, permanent disability or retirement) after the time the Corporation has become a Public Company, the Managementholder shall be entitled to sell his Managementholder's Stock through the facilities of any securities exchange on which the Common Stock is then listed or quoted on the NASDAQ system or over-the-counter market, provided such sales are made in the normal course and in a manner which complies with applicable securities laws and regulations and stock exchange rules and provided further that no more than one-half of his Managementholder's Stock may be sold prior to the first anniversary of such termination of employment. Notwithstanding the previous sentence, (a) in the event of the death of the


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Managementholder, his executors or administrators shall not be restricted as to the proportion of his Managementholder's Stock that may be sold during the year following termination of employment, (b) in the event of the termination of his employment by reason of his permanent disability, the Managementholder shall not be restricted as to the proportion of his Managementholder's Stock that may be sold during the year following termination of employment, and (c) in the event of the retirement of the Managementholder, up to 75% of his Managementholder's Stock may be sold during the year following termination of employment.

         2.5 DEFINED TERMS AND EXPRESSIONS. As used in this Article:

         (a) "permanent disability" means the inability of a Managementholder to fulfill his duties as an employee of the Operating Company as a result of illness, accident or physical or mental disability either for a period of six consecutive months or for any 180 days in any 365-day period.

         (b) "retirement" means retirement of a Managementholder in accordance with the retirement policy provided for in the Operating Company's employment policies in effect from time to time.

         (c) "termination by the Operating Company without cause" shall mean termination by the Operating Company on grounds other than gross or continued neglect of duty, serious and wilful misconduct, theft, embezzlement, fraud, breach of fiduciary duty or other like cause.

         (d) "termination by the Operating Company" shall include a refusal by the Operating Company to renew an employment contract at the end of its stated term.

         2.6 SALE UPON DEFAULT OF INDEBTEDNESS. If a Managementholder defaults on any indebtedness referred to in Section 1.5, the Corporation (or, if the Corporation does not exercise such option, Onex) shall have the option to purchase the shares of Managementholder's Stock held by such Managementholder at a purchase price per share determined in accordance with subsection 2.3(a) exercisable by notice (for purposes of this Section, a "Notice") to such Managementholder.

         2.7 CLOSING.

         (a) The closing of any purchase and sale of Managementholder's Stock pursuant to exercise by the Corporation or Onex of a right, or fulfillment of an obligation, under Section 2.1, 2.2, 2.3 or 2.6 shall be held at the registered office of the Corporation at a date and time designated by the purchaser, but in any event not later than 60 days (or, in the case of a purchase and sale pursuant to subsection 2.3(e), 120 days) after the date of receipt of the Notice, receipt of the Market Sale Notice, cessation of employment or date of acquisition of Common Stock following termination of employment referred to in subsection 2.3(e), as the case may be.


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         (b) Any Managementholder's Stock purchased by Onex or the Corporation, pursuant to the exercise of a right, or fulfillment of an obligation, under
Section 2.1, 2.2, 2.3 or 2.6, shall be free and clear of all liens, charges, encumbrances or restrictions with the exception of any restrictions imposed by this Agreement where such Managementholder's Stock is purchased by Onex.

         2.8 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Each Managementholder acknowledges that, in the course of performing and fulfilling his duties and as an employee of the Operating Company (which in this section includes its affiliates), he may have access to and may be entrusted with confidential information concerning its activities, business operations and its customers and clients, which information is not generally known in the industry in which the Operating Company does business ("Confidential Information"). The disclosure of any Confidential Information to competitors of the Operating Company or to other persons would be highly detrimen tal to the interests of the Operating Company. Each Managementholder further acknowledges and agrees that the right to maintain confidential such Confidential Information is a proprietary right which the Operating Company is entitled to protect. Accordingly, each Managementholder covenants and agrees with the Operating Company that (a) he will not during the continuance of his employment by the Operating Company disclose any such Confidential Information to any person, nor shall he use the same, except as required in the normal course of his employment by the Operating Company, and
(b) after the termination or expiration of his employment by the Operating Company, he will not disclose or make any use of same without the consent of the Operating Company, provided, however, that he shall not be prohibited by this paragraph from using the personal skills and knowledge developed by him prior to and during his employment by the Operating Company. Each Managementholder acknowledges that the above covenants are reasonable and agrees that, in addition to any other remedies at law it may have (which other remedies such Managementholder acknowledges to be inadequate to protect its legitimate interests), the Operating Company shall be entitled to injunctive relief in the event of a breach thereof.

                                  ARTICLE THREE

                SALE OF COMMON STOCK BY ONEX AND THE CORPORATION

         3.1 PIGGY-BACK RIGHT.

         (a) Except as provided in Section 3.4, if at any time the Board of Directors approves a Sale of the Company (an "Approved Sale"), the Corporation shall, at least 20 days prior to the Approved Sale, give notice (a "Sale Notice") to the Management Representatives (as hereinafter defined) on behalf of the Managementholders describing the terms of the Approved Sale in reasonable detail, including the identity of the proposed purchaser, and stating that each Managementholder has (and each Managementholder shall then have) the option to sell to the proposed purchaser his Managementholder's Stock, simultaneously with and conditional upon the closing of the Approved Sale, at the price per share and on the other terms consistent with the rights


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and preferences of the Common Stock set forth in the Corporation's Certificate of Incorporation as is reasonably determined by the Board of Directors.

         (b) The option pursuant to subsection (a) shall be exercised by notice to the Corporation given not later than the date specified therefor in the Sale Notice, which shall be not less than 10 business days after such Sale Notice is given. If a Managementholder gives notice of his election to sell, he shall be obligated to sell the shares of Managementholders' Stock specified in his notice upon the terms specified in subsection (a) to the proposed purchaser, conditional upon the closing of the Approved Sale.

         (c) If the proposed purchaser pursuant to the Approved Sale has specified a limited number of shares of Common Stock which it is willing to purchase in the aggregate, each Managementholder shall have the right to sell to the proposed purchaser up to that number of shares of Common Stock which is in the same proportion to all shares of Common Stock being purchased by the proposed purchaser as the number of shares of Common Stock then owned by such Managementholder is of the total number of shares of Common Stock then outstanding (in each case, assuming the conversion or exchange of all securities convertible into or exchangeable for Common Stock).

         3.2 DRAG-ALONG RIGHT. If at any time the Board of Directors proposes an Approved Sale, the Corporation may, by so notifying the Management Representatives on behalf of the Managementholders in the Sale Notice, require each Managementholder to sell his Managementholder's Stock, simultaneously with and conditional upon the closing of such Approved Sale, at the price (whether in cash or other consideration) per share and other terms consistent with the rights and preferences of the Common Stock set forth in the Corporation's Certificate of Incorporation as is reasonably determined by the Board of Directors, and each Managementholder shall thereupon be obligated to sell such Managementholder's Stock. If the form of consideration to be received on such Approved Sale is, in the reasonable opinion of the Board of Directors after consultation with the Management Representatives, inappropriate as a form of consideration for Managementholders, the Corporation shall use its best efforts to have such consideration converted to cash or more appropriate consideration at a fair value.

         3.3 REPRESENTATIONS AND WARRANTIES ON A DISPOSITION. In connection with any Approved Sale, in which Managementholder's Stock is to be sold by a Managementholder, the Corporation may require the Managementholder to enter into agreements with the purchaser representing and warranting that, except as specifically disclosed to the purchaser in writing, such Managementholder, at the time of the closing of the Approved Sale, does not have actual knowledge that any representation or warranty made by the Corporation or any other shareholder in connection with the Approved Sale was untrue in any material respect when made or is untrue in any material respect as of such closing; the liability of the selling Managementholder under such representation and warranty shall be limited to the amount which he receives from the sale of his Managementholder's Stock in connection with the Approved Sale and shall be pro rata in accordance


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with the number of shares of Common Stock sold by the Managementholder in relation to the shares of Common Stock being sold by all shareholders as part of the Approved Sale.

         3.4 EXCEPTIONS TO THE PIGGY-BACK RIGHT. Section 3.1 shall not apply to any sale as part of a public offering of Common Stock.

         3.5 PIGGY-BACK RIGHT ON A PUBLIC OFFERING.

         (a) If the Corporation proposes to effect a public offering of shares of Common Stock in which shares of the Corporation's Common Stock held by Onex are to be included, the Corporation shall, at least 20 days prior to the proposed initial filing or registration, give notice thereof and of the manner of offering contemplated thereby ("Public Offering Notice") to each of the Managementholders unless a determination has been made by the managing underwriter(s) pursuant to sub-section (g) of this Section 3.5 to the effect that there is reasonable cause to believe that the inclusion of the Managementholders' Stock might adversely affect the offering.

         (b) The Corporation shall not be required to give a Public Offering Notice in accordance with subsection (a) or to register Managementholder's Stock in accordance with subsection (c) if the distribution of shares of Common Stock being proposed cannot, under applicable law and regulations, be combined (pursuant to the form of prospectus or registration statement proposed to be used) with a distribution of shares of Managementholder's Stock or if and to the extent that such distribution of Managementholder's Stock would contravene an agreement with a security holder that prohibits or restricts the inclusion of securities to be sold by others.

         (c) If a Public Offering Notice is given, then, on written notice to the Corporation (a "Holder's Request") from a Managementholder within 10 days after the receipt of the Public Offering Notice (which Holder's Request shall specify the number of shares of Managementholder's Stock which the Managementholder wishes to sell and distribute, which number shall not represent a greater proportion of such Managementholder's Stock than the proportion of all shares of Common Stock held by Onex which is proposed to be sold and distributed pursuant to such public offering) the Corporation will use its best efforts to register the shares of Managementholder's Stock stated in the Holder's Request (or, if less, the Pro Rata Number of such Managementholder's Stock) for distribution pursuant to the proposed public offering in addition to the shares of Common Stock being offered by Onex. If the number of shares of Common Stock which Onex, the Managementholders and other holders of Common Stock wish to sell and distribute exceeds the number thereof which, in the opinion of the managing underwriter(s), is the maximum number thereof that might be included with the offering without adversely affecting the offering, then the excess above such maximum number shall not be included with the offering, and the number of shares of Common Stock of Onex and each Managementholder wishing to sell, to be sold with the offering, shall be proportionate to their respective holdings of Common Stock. If any of the Managementholders is thereby entitled to sell more shares of Common Stock than he wishes to sell, Onex and each remaining Managementholder shall be entitled to make up the difference pro-rata from its or his respective holdings, provided that any such Managementholder shall have confirmed


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his desire to make up his pro-rata proportion of the difference out of his holdings within 5 days after notice of his entitlement to do so is given to him.

         (d) As used in this Section 3.5, the term "Pro Rata Number" shall mean the product of (i) the total number of shares of Common Stock held by the Managementholder and (ii) a fraction, the numerator of which is the aggregate number of shares of Common Stock which are to be so registered and the denominator of which is the aggregate number of shares of Common Stock outstanding.

         (e) On a sale pursuant to this Section 3.5, Managementholders shall sell their shares of Common Stock through the underwriters on the same terms as Onex or the Corporation generally are selling their or its shares of Common Stock.

         (f) The Corporation shall be responsible for the preparation of the preliminary prospectus, the prospectus or registration statement and related papers and filings (including any Blue Sky filings) in connection with the proposed public offering.

         (g) Notwithstanding the provisions of this Section 3.5, the Corporation
(i) may at any time delay, abandon or withdraw such prospectus or registration statement relating to a proposed offering, and (ii) shall not be required to register Managementholder's Stock pursuant to subsection (c) in connection with any proposed offering if, in the opinion of the managing underwriter(s), there is reasonable cause to believe that the inclusion of such Managementholder's Stock might adversely affect the offering.

         (h) Each participating Managementholder shall supply the Corporation with such information as the Corporation may reasonably request in order to prepare any preliminary prospectus, prospectus and registration statement required in connection with the proposed public offering, to prepare any related papers and filings, to effect the qualifications required by this Section 3.5 and to comply with applicable securities laws.

         (i) Each Managementholder's registration rights are limited solely to the rights set forth in this Section 3.5.

         3.6 COSTS OF PUBLIC OFFERING. Each Managementholder who participates in a public offering of Common Stock of the Corporation pursuant to any provision of this Article 3 shall bear a portion of all costs incurred in connection with such offering including, without limitation, the fees of investment bankers, lawyers and accountants in the same proportion as the number of shares of Common Stock sold by such Managementholder is of all the Common Stock sold pursuant to such public offering unless such costs are to be borne by the Corporation. Each Managementholder shall, in any event, pay the underwriting discounts or commissions applicable to the sale of his Common Stock in such public offering and, where required, execute the applicable underwriting agreement and all related documents.

                                  ARTICLE FOUR

                              LEGENDING AND VOTING

         4.1 LEGENDING OF STOCK CERTIFICATES. All certificates representing shares of Common Stock held by Managementholders shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CERTAIN RESTRICTIONS ON THE VOTING OF SUCH SECURITIES CONTAINED IN THE MANAGEMENT STOCKHOLDERS AGREE MENT, DATED AS OF JULY 16, 1999 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH MANAGEMENT STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

         4.2 VOTING OF MANAGEMENTHOLDER'S STOCK. Each Managementholder shall at all times vote his Managementholder's Stock (to the extent they are entitled to vote) in the same manner as the Common Stock held by Onex is voted, on the election of directors and on all other matters which are submitted to a ote (or consent in lieu of voting) of the Corporation's stockholders, and for this purpose, shall execute and deliver to Onex (or its designees) proxies to vote such Managementholder's Stock in the same manner as the Common Stock held by Onex is voted. To the extent permitted by law, each Managementholder, by his execution of this Agreement, irrevocably constitutes and appoints the person who is at any time the president of Onex, his proxy to vote all of his Managementholder's Stock at any meeting of stockholders of the Corporation, or to give consent in lieu of voting, on any matter which is submitted for a vote or consent to the stockholders, provided that such Managementholder's Stock is voted or consent is given with respect to them in the same manner as the Common Stock held by Onex. Notwithstanding anything contained in this Section 4.2, Managementholder's Stock shall not, except with the express consent of the Managementholder, be voted in favor of any resolution the effect of which will be to change the Managementholder's Stock or Onex Stock, or convert or exchange the Managementholder's Stock or Onex Stock into or for different securities, unless in every such case the Managementhold er's Stock and the Onex Stock are thereby changed identically or converted into or exchanged for the same type of securities in proportion to their respective holdings of Common Stock, in each case on terms consistent with the rights and preferences set forth in the Corporation's Certificate of Incorporation as is reasonably determined by Onex.

         4.3 MANAGEMENT REPRESENTATIVES. Each of the Managementholders hereby irrevocably constitutes and appoints the Management Representatives (as defined in this Section 4.3) as his representatives to take all actions on his behalf in connection with this Agreement, in their sole and absolute discretion, including but not limited to executing any consents or waivers in connection with, or any amendments to, this Agreement (with the exception of any decision to sell his Managementholder's Stock pursuant to
Section 2.1, 2.2, 3.1, or 3.5). In the event of a disagreement among the Management Representatives, a majority of them shall have all authority granted to the Management Representatives by the Managementholder under this Agreement. The term "Management Representatives" shall mean the Chief Executive Officer of the Corporation and any two Vice-Presidents of any Operating Company designated from time to time by the Chief Executive Officer.

                                  ARTICLE FIVE

                          COVENANTS OF THE CORPORATION

         5.1 MERGERS, CONSOLIDATIONS, ETC. The Corporation shall not merge, consolidate or reorganize with another corporation, or sell all or substantially all of its assets to another person, if pursuant thereto Onex shall receive equity securities as full or partial consideration for its Common Stock, unless all Managementholders shall have the right to receive the same securities in proportion to their respective holdings of Common Stock, in each case on terms consistent with the rights and preferences set forth in the Corporation's Certificate of Incorporation as is reasonably determined by the Board of Directors.

         5.2 FINANCIAL STATEMENTS. The Corporation shall deliver to each Managementholder so long as he owns Managementholder's Stock:

         (a) within 120 days after the end of each fiscal year of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as at the end of such fiscal year, and consolidated statements of income and of cash flows of the Corporation and its subsidiaries for such fiscal year, accompanied by a report thereon of independent certified public accountants; and

         (b) within 45 days after the end of each fiscal quarter of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as at the end of such quarter, and consolidated statements of income and of cash flows of the Corporation and its subsidiaries for such quarter, and a certificate of an officer of the Corporation certifying that, in his opinion, the statements fairly present the financial position and results of operation of the Corporation and its subsidiaries and have been prepared in accordance with generally accepted accounting principles (except that such statements need not include complete notes).

         (c) Except as otherwise required by any applicable law or judicial order or decree or by any governmental agency or authority, each Managementholder entitled to receive information regarding the Corporation and its subsidiaries under this Section 5.2 shall maintain the confidentiality of all nonpublic information obtained by such Managementholder hereunder which the Corporation has reasonably designated as proprietary or confidential in nature; provided that each such Managementholder may, to the extent required by law, disclose such information in connection with the sale or transfer of Common Stock if such Managementholder's transferee agrees in writing to be bound by the provisions hereof.

                                   ARTICLE SIX

                                 INTERPRETATION

         6.1 DEFINITIONS. When used in this Agreement the following terms shall have the respective meanings shown:

         (a) "affiliate" means, with respect to any person, any of (i) a director or executive officer of such person, (ii) a spouse, parent, sibling or descendant of such person (or spouse, parent, sibling or descendant of any director or executive office of such person), and (iii) any other person that, directly or indirectly, controls, or is controlled by or is under common control with such person (for purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or agency or otherwise);

         (b) "Board of Directors" means the board of directors of the Corporation;

         (c) "business day" means any day which is neither a Saturday or Sunday nor a legal holiday on which the banks are authorized or required to be closed in New York City;

         (d) "Book Value Per Share" as of any date means the quotient obtained by dividing (i) consolidated common stockholders' equity of the Corporation and its subsidiaries as of the end of the fiscal quarter immediately subsequent to the date of the event that required the purchase and sale pursuant to Section
2.3 or Section 2.6, determined in accordance with generally accepted accounting principles in effect in the United States on the date of this Agreement by (ii) the number of shares of Common Stock outstanding on such date. In making calculations for purposes of clauses (i) and (ii) it shall be assumed that all options and rights to purchase shares of Common Stock and securities convertible or exchangeable into Common Stock outstanding on the date as of which the calculation is being made had been exercised or converted to the extent that the exercise price or conversion price (expressed in terms of principal amount of debt or liquidation preference in the case of shares) does not exceed Book Value Per Share (determined without regard to this sentence) and any purchase price for shares of Common Stock payable upon such exercise had been paid. The determination of Book Value Per Share shall be based upon the audited (in the case of the end of a fiscal year) or unaudited (in the case of the end of any of the first three quarters of a fiscal year) balance sheet of the Corporation as at the end of the fiscal quarter in question. Notwithstanding the foregoing, Book Value Per Share shall be equitably adjusted by the Board of Directors if a stock dividend, recapitalization (including, without limitation, the April 21, 1999 recapitalization transaction) or other material event occurs outside of the ordinary course of business after the end of such fiscal quarter and before the closing of the sale in respect of which the determination is being made;

         (e) "Common Stock" means (i) any Class A Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common, Class E Common and any other common stock of the Corporation outstanding from time to time and (ii) any equity securities issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) above by any of stock divided or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization;

         (f) "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Corporation's common stock on a fully-diluted basis (a "5% Owner") and who is not an affiliate of a 5% Owner.

         (g) "Management Representatives" shall have the meaning given to it in
Section 4.3;

         (h) "Managementholder's Stock" means the Common Stock owned at any particular time by any Managementholder other than Common Stock purchased by a Managementholder through the facilities of a securities exchange on which the Common Stock is then listed or quoted in the NASDAQ System or the over-the-counter market after the Corporation has become a Public Company;

         (i) "Onex" means Onex American Holdings LLC or any affiliate of Onex American Holdings LLC;

         (j) "Operating Company" means any one or more of the Corporation, French Holdings, Inc. and their subsidiaries;

         (k) "person" includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof;

         (l) "Public Company" means a corporation which has effected a public offering;

         (m) "public offering" means public offering and sale of Common Stock pursuant to an effective registration under the 1933 Act;

         (n) "Sale of the Company" means the sale of the Corporation to an Independent Third Party or a group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Corporation possessing the voting power to elect a majority of the Corporation's board of directors (whether by merger, consolidation, recapitalization, reorganization or sale of a majority of the Corporation's outstanding Common Stock and Common Stock equivalents) or (ii) all or substantially all of the Corporation's consolidated assets.

         (o) "subsidiary" means, with respect to any person, any corporation of which the shares of stock having fifty percent (50%) or more of the general voting power in electing the board of directors are, at the time is of which the determination is being made, owned by such person either directly or indirectly through subsidiaries; and

         (p) "transfer" includes any sale, exchange, assignment, gift, bequest, pledge, creation of a lien or security interest, disposition, encumbrance, or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity, whether or not voluntary and whether or not for value.

         6.2 EXTENDED MEANINGS. In this Agreement, words importing the singular number include the plural and vice versa and words importing gender include all genders.

         6.3 GOVERNING LAW. This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

         6.4 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

         6.5 SEVERABILITY. The provisions of this Agreement are intended to be and shall be deemed to be severable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         6.6 TIME. Time shall be of the essence in this Agreement.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

         7.1 TERMINATION. This Agreement shall terminate if Onex ceases to hold at least one-third of the outstanding shares of Common Stock of the Corporation and this Agreement shall terminate as to any person when that person no longer owns any shares of Managementholder's Stock, or rights to acquire shares of Common Stock to which this Agreement shall apply under Section 1.8.

         7.2 NOTICES. All notices, consents and other communications required or permitted to be given under or by reason of this Agreement shall be in writing and shall be delivered personally or by telex or telecopy as described below, and shall be deemed given on the date on which delivery is made. If delivered by telex or telecopy, such notices or communications shall be confirmed by a registered or certified letter (return receipt requested), postage prepaid. Any such delivery shall be addressed to the intended recipient at the following addresses (or at such other address for a party as shall be specified by such party by like notice to the other parties):

                  (a)      if to the Corporation:

                           J.L. French Automotive Castings, Inc.
                           3101 South Taylor Drive
                           Sheboygan, WI  53802
                           Attention:  President
                           Telecopy:  (920) 458-4861

                           with a copy to:

                           Hidden Creek Industries
                           4508 IDS Center
                           Minneapolis, Minnesota  55402
                           Attention:  Carl E. Nelson
                           Telecopy:  (612) 332-2012

                           and

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention:  John A. Schoenfeld
                           Telecopy:  (312) 861-2200

                  (b)      if to Onex:

                           Onex American Holdings LLC
                           161 Bay Street
                           (P.O. Box 700)
                           49th Floor
                           Toronto, Canada  M5J 2S1
                           Attention:  President
                           Telecopy:  (416) 362-5765
                           with a copy to:

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention:  John A. Schoenfeld
                           Telecopy:  (312) 861-2200

         (c) if to any Managementholder, to him at his address as appears on
Schedule I attached hereto or as otherwise shown on the records of the Corporation.

         7.3 NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No purported waiver shall be effective unless in writing. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach.

         7.4 EXCLUSIVE AGREEMENT AND AMENDMENT. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the Agreement among the parties with respect thereto and cannot be changed or terminated orally. This Agreement may only be amended or altered by the mutual agreement of the parties hereto, such amendments or alterations to become effective when reduced to writing and signed by Onex, the Corporation, and a majority of the Management Representatives or by the Corporation and the holders of at least 75% of the shares of Managementholders' Stock.

         7.5 FURTHER ASSURANCES. Each party agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Agreement fully and effectively.

         7.6 ASSIGNMENT.

         (a) Notwithstanding any provision of this Agreement, a Managementholder may transfer all or any of his Managementholder's Stock to a Managementholder Corporation (as hereinafter defined), which is then controlled by the transferor, provided that simultaneously with or prior to such transfer such Managementholder Corporation shall have agreed in writing with the other parties to this Agreement to assume all of the obligations of the transferor hereunder with respect to such shares of Managementholder's Stock and provided that the transferor agrees to guarantee the performance of such obligations to the other parties hereto, in each case by a written instrument reasonably satisfactory to the Board of Directors, in which case references herein to Managementholders shall thenceforth include any such Managementholder Corporation so long as it shall continue to hold any Managementholder's Stock. In this Section, "Managementholder Corporation" means (i) a corporation, all of the shares of which are legally and beneficially owned by one or more of the transferor, his spouse, either of their children, and/or any spouse of any of the children, or (ii) any trust exclusively in favor of any of the foregoing persons. A Managementholder Corporation may, at any time, and shall forthwith in the event that such Managementholder Corporation ceases to be controlled by the transferor or ceases to qualify as a Managementholder Corporation under the foregoing definition, transfer back to the transferor all of the Manage mentholder's Stock, held by it. For purposes of Sections 2.3 and 2.4, Managementholder's Stock owned by a Managementholder Corporation shall be deemed to be owned by the transferor.

         (b) Subject to the foregoing, no party may assign any of its rights or delegate any of its duties under this Agreement.

         7.7 COUNTERPARTS.

         (a) This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

         (b) Any Managementholder may also execute this Agreement by executing and delivering to the Corporation a Counterpart and Acknowledgment in the form set out as Schedule II to this Agreement, whereupon such Managementholder shall become bound by, and entitled to the benefits of, this Agreement as fully and effectively as though such Managementholder had executed a Counterpart of this Agreement together with the other parties to this Agreement.

         7.8 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

         7.9 DECISIONS OF BOARD OF DIRECTORS. All decisions and determinations permitted or required to be made by the Corporation hereunder shall be made by the Board of Directors in its sole unfettered discretion and all such decisions and determinations shall be conclusive and binding on the parties hereto.


                                    * * * * *

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto, all as of the date first above written.

                                       J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                                       By: /s/ Thomas C. Dinolfo

                                       Its: ____________________________________


                                       ONEX AMERICAN HOLDINGS LLC

                                       By: _____________________________________

                                       Its: ____________________________________


                                       MANAGEMENTHOLDERS:


                                       -----------------------------------------
                                       Peter Allan

                                       -----------------------------------------
                                       Igotz Arocena Fernandez

                                       -----------------------------------------
                                       Martin Baranano Orbe

                                       -----------------------------------------
                                       Paul Buckley

                                       -----------------------------------------
                                       Larry J. Buvid

                                       -----------------------------------------
                                       Darren Christiansen

                                       -----------------------------------------
                                       Kim Clark

                                       -----------------------------------------
                                       Jeff Daehn

                                       -----------------------------------------
                                       Nicholas Davey-Turner

                                       -----------------------------------------
                                       Paul A. Davidson

                                       -----------------------------------------
                                       Michael DeVriend

                                       -----------------------------------------
                                       Thomas C. Dinolfo

                                       -----------------------------------------
                                       Dan Evanoff

                                       -----------------------------------------
                                       Rodney Evans

                                       -----------------------------------------
                                       Chad Hayner

                                       -----------------------------------------
                                       Michael Isken

                                       -----------------------------------------
                                       Tim Kaderabek

                                       -----------------------------------------
                                       Bradley S. King

                                       -----------------------------------------
                                       Larry Lengfeld

                                       -----------------------------------------
                                       Robert J. Lodl

                                       -----------------------------------------
                                       Paul Moxley

                                       -----------------------------------------
                                       Michael Lutzke

                                       -----------------------------------------
                                       Juan Manuel Orbea

                                       -----------------------------------------
                                       Brian Ott

                                       -----------------------------------------
                                       Rafael Paris Hurado

                                       -----------------------------------------
                                       Donald W. Porritt

                                       -----------------------------------------
                                       Timothy John Price

                                       -----------------------------------------
                                       Gordon Schloemer

                                       -----------------------------------------
                                       Lowell E. Shoaf

                                       -----------------------------------------
                                       Dan Skinner

                                       -----------------------------------------
                                       Stephen R. Southern

                                       -----------------------------------------
                                       Jose Manuel Susino De La Chica

                                       -----------------------------------------
                                       Russell Voss

                                       -----------------------------------------
                                       Joseph K. Wallstead

                                       -----------------------------------------
                                       Charles M. Waldon

                                       -----------------------------------------
                                       David White

                                       -----------------------------------------
                                       Ian Wilson

                                       -----------------------------------------
                                       Richard H. Yinko Sr.

                                   SCHEDULE I

                    NAMES AND ADDRESSES OF MANAGEMENTHOLDERS



Peter Allan                                       Igotz Arocena Fernandez
8, Cecil Road                                     Paseo Toki-Eder, 40
Sheam Sutton                                      20013 San Sebastian, Spain
SM1 2DL England

Martin Baranano Orbe                              Larry J. Buvid
Avda Montevideo 25, 2 DEG. D                      435 Sundstone Terrace
48200 Durango, Vizcaya                            Kiel, WI  53052
 Spain

Kim Clark                                         Darren Christiansen
                                                  155 West Ridge
                                                  Sheboygan Falls, WI  53085

Jeff  Daehn                                       Nicholas Davey-Turner
1109 Carver Avenue                                5531 Windsor Drive
Howards Grove, WI  53083                          Sheboygan, WI  53083

Paul A. Davidson                                  Michael DeVriend
Border House, Ford Street                         4013 North 47th Place
Stapleton, Presteigne                             Sheboygan, WI  53083
Powys LD8 2LW Wales

Thomas C. Dinolfo                                 Dan Evanoff
2329 North 3rd Street                             N5748 County Road S
Sheboygan, WI  53083                              Plymouth, WI  53073

Rodney Evans                                      Chad Hayner
14 Highland Road                                  W3171 Elm Lane
Bridgnorth Shropshire WV16 5BY                    Sheboygan Falls, WI  53085
England

Michael Isken                                     Tim Kaderabek
520 Huenink Avenue                                4565 Hunters Glen Drive
Cedar Grove, WI  53013                            Sheboygan, WI  53083

Bradley S. King                                   Larry Lengfeld
1627 Golfview Drive                               223 River Oaks Drive
Sheboygan, WI  53083                              Sheboygan Falls, WI  53085

Robert J. Lodl                                    Michael Lutzke
W8948 Butler Lake Road                            N7036 River Woods Drive
Cascade, WI  53011                                Sheboygan, WI  53083

Juan Manuel Orbea                                 Brian Ott
Edificio Equzki-Lore                              303 Niagara Avenue
Nafarroa Kalea, 11-F 1 DEG. B                      Sheboygan, WI  53081
20800 Zarauz,
Spain

Rafael Paris Hurtado                              Donald W. Porritt
c/ Arramendi, 23                                  2202 Meadowland Drive
20240 Ordizia, Spain                              Apartment 104
                                                  Sheboygan, WI  53081

Timothy John Price                                Gordon Schloemer
31 Highfields                                     N3897 N. Valley Road
Great Dunmow                                      Plymouth, WI  53073
Chelmsford Essex, UK CM6 1ED
England

Lowell E. Shoaf                                   Dan Skinner
13100 West Cold Spring Road                       4925 Stonefield Road
New Berlin, WI  53151                             Sheboygan, WI  53083

Stephen R. Southern                               Jose Manuel Susino De La Chica
35785 Huron River Drive                           Hompeschstr. 2a
New Boston, MI  48164                             D-40239 Duesseldorf, Germany

Russell Voss                                      Joseph K. Wallstead
5426 Superior Avenue                              420 Van Buren Road
Sheboygan, WI  53083                              Howards Grove, WI  53083

Charles M. Waldon                                 David White
2018 North Sixth Street                           Page House
Sheboygan, WI  53081                              148 Hanging Hill Lane
                                                  Hutton Brentwood Essex
                                                  England CM13 2HG

Ian Wilson                                        Richard H. Yinko Sr.
Rough Hey Farm                                    5128 Moenning Road
Hobb Lane, Norland,                               Sheboygan, WI  53081
West Yorkshire
England  HX6 3QP

Paul Moxley                                       Paul A. Buckley
Rosegarth                                         Lothlorien
Ravens Green                                      The Ridge
Little Bentley                                    Little Baddow
Colchester, Essex CO7 8TA                         Chelmsford, Essex CM8 4RX
England                                           England


                                   SCHEDULE II


                        MANAGEMENT STOCKHOLDERS AGREEMENT
                         COUNTERPART AND ACKNOWLEDGMENT


TO:         J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
            THE MANAGEMENTHOLDERS
            ONEX


RE: The Management Stockholders Agreement (the "Agreement") dated as of __________, 1999 between J.L. French Automotive Castings, Inc., Onex and the "Managementholders" (each, as defined in the Agreement)



                 The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of a Managementholder pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

             DATED this             _____ day of ___________, 1999.




                                          ------------------------------
                                          Signature of Managementholder



                                          ------------------------------
                                          Name of Managementholder
                                          (Please Print)